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                                  EXHIBIT 9(e)

                           Revised Schedule A to the
                    Management and Administration Agreement
                      between BB&T Mutual Funds Group and
                    BISYS Fund Services Limited Partnership





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                                                 Dated: As of September 15, 1997

                               Revised Schedule A
                                     to the
                    Management and Administration Agreement
                      between BB&T Mutual Funds Group and
                    BISYS Fund Services Limited Partnership
              (formerly The Winsbury Company Limited Partnership)

Name of Fund                             Compensation*
------------                             ------------

The BB&T U.S. Treasury Money Market      Annual Rate of twenty one-hundredths
Fund                                     of one percent (.20%) of each such
                                         Fund's average daily assets

The BB&T Short-Intermediate U.S.         Annual Rate of twenty one-hundredths of
Government Income Fund                   one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T Intermediate U.S. Government    Annual Rate of twenty one-hundredths of
Bond Fund                                one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T Growth and Income Stock Fund    Annual Rate of twenty one-hundredths of
                                         one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T North Carolina Intermediate     Annual Rate of twenty one-hundredths of
Tax-Free Fund                            one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T Balanced Fund                   Annual Rate of twenty one-hundredths of
                                         one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T Small Company Growth Fund       Annual Rate of twenty one-hundredths of
                                         one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T International Equity Fund       Annual Rate of twenty one-hundredths of
                                         one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T Capital Manager Conservative    Annual Rate of five one-hundredths of one
Growth Fund                              percent (.05%) of each such Fund's
                                         average daily assets



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
The BB&T Capital Manager Moderate        Annual Rate of five one-hundredths of one
Growth Fund                              percent (.05%) of each such Fund's
                                         average daily assets

The BB&T Capital Manager Growth Fund     Annual Rate of five one-hundredths of one
                                         percent (.05%) of each such Fund's
                                         average daily assets

The BB&T Prime Money Market Fund         Annual rate of twenty one-hundredths of
                                         one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T South Carolina Intermediate     Annual Rate of twenty one-hundredths of
Tax-Free Fund                            one percent (.20%) of each such Fund's
                                         average daily assets

The BB&T Large Company Growth Fund       Annual Rate of twenty one-hundredths of
                                         one percent (.20%) of each such Fund's
                                         average daily assets

                                         BB&T MUTUAL FUNDS GROUP

                                         By: /s/ RICHARD B. ILLE
                                             ------------------------

                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP
                                         By: BISYS Fund Services, Inc.

                                         By: /s/ J. DAVID HUBER
                                             ------------------------

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     *All fees are computed daily and paid periodically.

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